Acquisitions and Collaborations	9 Months Ended	12 Months Ended
	Sep. 30, 2015	Dec. 31, 2014
Acquisitions and Collaborations

NOTE 4    ACQUISITIONS AND COLLABORATIONS

Acquisitions

The following table summarizes the fair value of consideration transferred and the recognized amounts of the assets acquired and liabilities assumed as of the acquisition date for the company’s material acquisitions during the nine months ended September 30, 2015.

(in millions)	Oncaspar	SuppreMol

Consideration transferred
Cash, net of cash acquired	$890	$228

Fair value of consideration transferred	$890	$228

Assets acquired and liabilities assumed
Other intangible assets	$781	$179
Inventories	17	—
Other assets	—	19
Accrued liabilities	(1)	—
Long-term liabilities	(120)	(53)

Total identifiable net assets	677	145
Goodwill	213	83

Total assets acquired and liabilities assumed	$890	$228

While the valuation of the assets acquired and liabilities assumed are substantially complete, measurement period adjustments may be recorded in the future as the company finalizes its fair value estimates. Pro forma financial information has not been included because the acquisitions, individually and in the aggregate, would not have had a material impact on the company’s consolidated and combined results of operations.

Oncaspar Business Acquisition

In July 2015, the company acquired the Oncaspar (pegaspargase) product portfolio from Sigma-Tau Finanziaria S.p.A (Sigma-Tau), a privately held biopharmaceutical company based in Italy, through the acquisition of 100% of the shares of a subsidiary of Sigma-Tau. Through the acquisition, the company gained the marketed biologic treatment Oncaspar, the investigational biologic calaspargase pegol, and an established oncology infrastructure with clinical and sales resources. Oncaspar is a first-line biologic used as part of a chemotherapy regimen to treat patients with acute lymphoblastic leukemia. It is currently marketed in the United States, Germany, Poland and certain other countries. The acquired net assets comprised a business based on the acquired inputs, processes and outputs. As a result, the transaction has been accounted for as a business combination.

The company allocated $781 million of the total consideration to developed technology, which reflected rights to the Oncaspar product portfolio. The developed technology is being amortized on a straight-line basis over an estimated useful life of 16 years. Long-term liabilities acquired consist primarily of deferred tax liabilities. The goodwill, which is not deductible for tax purposes, includes the value of potential future technologies as well as the overall strategic benefits of the acquisition to the company and its oncology pipeline.

Historical annual sales for Oncaspar were approximately $100 million, and the company has recorded Oncaspar net sales of $34 million from the acquisition date through September 30, 2015. The company incurred acquisition-related costs of $17 million during the three months ended September 30, 2015, which were primarily recorded in selling, general and administrative expenses.

SuppreMol Acquisition

In March 2015, the company acquired all of the outstanding shares of SuppreMol GmbH (SuppreMol), a privately held biopharmaceutical company based in Germany. Through the acquisition, the company acquired SuppreMol’s early-stage pipeline of treatment options for autoimmune and allergic diseases, as well as its operations in Munich, Germany. The acquired investigational treatments will complement and build upon the company’s immunology portfolio and offer an opportunity to expand into new areas with significant market potential and unmet medical needs in autoimmune diseases. The acquired net assets comprised a business based on the acquired inputs, processes and outputs. As a result, the transaction has been accounted for as a business combination.

The company allocated $179 million of the total consideration to acquired in-process research and development (IPR&D), which is being accounted for as an indefinite-lived intangible asset. The acquired IPR&D primarily relates to SuppreMol’s lead candidate SM-101, an investigational immunoregulatory treatment, which had completed Phase IIa studies at the time of the acquisition. This project is expected to be completed in approximately 5 years. The value of the IPR&D was calculated using cash flow projections adjusted for the inherent technical, regulatory, commercial and obsolescence risks in such activities, discounted at a rate of 20%. Additional research and development (R&D) will be required prior to regulatory approval, and as of the acquisition date, incremental R&D costs were projected to be in excess of $400 million. Other assets acquired included deferred tax assets of $17 million and long-term liabilities acquired included $52 million of deferred tax liabilities. The goodwill, which is not deductible for tax purposes, includes the value of potential future technologies as well as the overall strategic benefits of the acquisition to the company.

Collaborations

CTI BioPharma Corp.

In June 2015, the company entered into an amendment with CTI BioPharma Corp (CTI BioPharma). Pursuant to the amendment, the company paid $32 million to CTI BioPharma relating to two contingent milestone payments included in the original agreement. The company obtained certain additional rights relating to manufacturing and supply, and CTI BioPharma committed to spend a specified amount on the development of pacritinib through February 2016, with failure to do so resulting in payments to the company equal to the deficiency. Refer to the company’s audited combined financial statements contained in its Information Statement for additional information regarding the collaboration agreement with CTI BioPharma.

SFJ Pharmaceuticals Group

In June 2015, the company entered into an agreement with SFJ Pharmaceuticals Group (SFJ) relating to adalimumab (BAX 923) (formerly known as M923/BAX 2923), whereby SFJ will fund up to $200 million of specified development costs related to the company’s BAX 923 program, in exchange for payments in the event the product obtains regulatory approval in the United States or Europe. The terms of the agreement include funding limitations of up to $50 million for incurred costs through Phase I development and cumulative spending caps in six month intervals through December 31, 2017. The contingent success payments total approximately 5.5 times the incurred development costs and are payable in annual installments over an approximate eight-year period following the dates of regulatory approval. The development funding from SFJ is being recognized as an offset to R&D expenses as incurred because there is substantive and genuine transfer of risk to SFJ. The R&D expense offset for the three and nine months ended September 30, 2015 totaled $26 million and $35 million, respectively.

Upfront and Milestone Payments to Collaboration Partners

Upfront and milestone payments to collaboration partners classified as R&D expenses were $15 million and $138 million during the three months ended September 30, 2015 and 2014, respectively, and $102 million and $198 million during the nine months ended September 30, 2015 and 2014, respectively.

In October 2015, the company’s collaboration partners achieved certain development milestones resulting in $78 million of R&D charges that the company will recognize in the fourth quarter of 2015.

Unfunded Contingent Payments

At September 30, 2015, the company’s unfunded contingent milestone payments associated with all of its collaborative arrangements totaled $2.2 billion. This total excludes contingent royalty and profit-sharing payments and includes contingent payments associated with the SFJ agreement related to development costs funded through September 30, 2015. This total also excludes contingent payment liabilities arising from business combinations, which are further discussed in Note 9. Based on the company’s projections, any contingent payments made in the future will be more than offset by the estimated net future cash flows relating to the rights acquired for those payments.

NOTE 4    ACQUISITIONS AND COLLABORATIONS

Acquisitions

	2014		2013
(in millions)	Chatham	AesRx	Inspiration/Ipsen OBIZUR

Consideration transferred
Cash, net of cash acquired	$70	$15	$51
Fair value of contingent payments	77	65	269

Fair value of consideration transferred	$147	$80	320

Assets acquired
Other intangible assets	$74	$78	$288
Other assets, net	—	—	25

Total identifiable net assets	74	78	313
Goodwill	73	2	7

Total assets acquired	$147	$80	$320

Pro forma information has not been included because these acquisitions, individually and in the aggregate did not have a material impact on the Company’s financial position or results of operations for the years ended December 31, 2014, 2013 and 2012.

Chatham Therapeutics, LLC

In May 2012, the Company entered into an exclusive global license agreement with Chatham Therapeutics, LLC (Chatham) to develop and commercialize potential treatments for hemophilia B utilizing Chatham’s gene therapy technology. The Company recognized an R&D charge of $30 million related to an upfront payment.

In April 2014, the Company acquired all of the outstanding membership interests in Chatham, obtaining all gene therapy programs related to the development and commercialization of treatments for hemophilia.

The Company made an initial payment of $70 million, and may make additional payments of up to $560 million related to the achievement of development, regulatory and first commercial sale milestones, in addition to other sales milestones of up to $780 million. The estimated fair value of the contingent payment liabilities at the acquisition date was $77 million, which was recorded in long-term liabilities, and was calculated based on the probability of achieving the specified milestones and the discounting of expected future cash flows. As of December 31, 2014, there have been no significant changes to these contingent payment liabilities.

The Company allocated $74 million of the total consideration to acquired IPR&D, which is being accounted for as an indefinite-lived intangible asset, with the residual consideration of $73 million recorded as goodwill. The acquired IPR&D primarily relates to Chatham’s hemophilia A (factor VIII) program, which was in preclinical stage at the time of the acquisition and is expected to be completed in approximately 10 years. The value of the IPR&D was calculated using cash flow projections adjusted for the inherent technical, regulatory, commercial and obsolescence risks in such activities, discounted at a rate of 12%. Additional R&D will be required prior to obtaining regulatory approval and, as of the acquisition date, incremental R&D costs were projected to be in excess of $130 million. The goodwill, which may be deductible for tax purposes depending on the ultimate resolution of the contingent payment liabilities, includes the value of potential future technologies as well as the overall strategic benefits of the acquisition to the Company in the hemophilia market.

AesRx, LLC

In June 2014, the Company acquired all of the outstanding membership interests in AesRx, LLC (AesRx), obtaining AesRx’s program related to the development and commercialization of treatments for sickle cell disease.

The Company made an initial payment of $15 million, and may make additional payments of up to $278 million related to the achievement of development and regulatory milestones, in addition to sales milestones of up to $550 million. The estimated fair value of the contingent payment liabilities at the acquisition date was $65 million, which was recorded in long-term liabilities, and was calculated based on the probability of achieving the specified milestones and the discounting of expected future cash flows. As of December 31, 2014, there have been no significant changes to these contingent payment liabilities.

The Company allocated $78 million of the total consideration to acquired IPR&D, which is being accounted for as indefinite-lived intangible assets, with the residual consideration of $2 million recorded as goodwill. The acquired IPR&D relates to AesRx’s sickle cell disease program, which was in Phase II clinical trials at the time of the acquisition, and was expected to be completed in approximately five years. The value of IPR&D was calculated using cash flow projections adjusted for the inherent technical, regulatory, commercial and obsolescence risks in such activities, discounted at a rate of 15.5%. Additional R&D will be required prior to obtaining regulatory approval and, as of the acquisition date, incremental R&D costs were projected to be in excess of $40 million.

Inspiration / Ipsen

In March 2013, the investigational hemophilia compound OBIZUR and related assets were acquired from Inspiration BioPharmaceuticals, Inc. (Inspiration), and certain other OBIZUR related assets, including manufacturing operations, were acquired from Ipsen Pharma S.A.S. (Ipsen) in conjunction with Inspiration’s bankruptcy proceedings. Ipsen was Inspiration’s senior secured creditor and had been providing Inspiration with debtor-in-possession financing to fund Inspiration’s operations and the sales process. Additionally, Ipsen was the owner of certain assets acquired in the transaction.

OBIZUR is a recombinant porcine factor VIII that was approved in the United States in 2014 for the treatment of patients with acquired hemophilia A, and is being investigated for the treatment of congenital hemophilia A patients with inhibitors.

The estimated fair value of contingent payment liabilities at the acquisition date was $269 million, based on the probability of achieving the specified milestones, of up to $135 million, and sales-based payments, and the discounting of expected future cash flows. The estimated fair value of contingent payment liabilities was recorded in other long-term liabilities as part of the consideration transferred. As of December 31, 2014, the estimated fair value of the contingent payments was $386 million, with changes in the estimated fair value recognized in other expense, net within the combined statement of income. Refer to Note 8 for additional information regarding the contingent payment liability.

Goodwill of $7 million principally included the value associated with the assembled workforce at the acquired manufacturing facility. The goodwill is deductible for tax purposes. Other intangible assets of $288 million related to acquired IPR&D activities, and the total was accounted for as an indefinite-lived intangible asset at the acquisition date. The value of the IPR&D was calculated using cash flow projections adjusted for the inherent technical, regulatory, commercial and obsolescence risk associated with such activities, discounted at a rate of 13%. In 2014, the acquired IPR&D was reclassified as a definite-lived intangible asset following regulatory approval. Refer to Note 5 for further information regarding the reclassification to a definite-lived intangible asset.

Collaborations

The Company’s significant arrangements are discussed below.

Merrimack Pharmaceuticals, Inc.

In September 2014, the Company entered into an exclusive license agreement with Merrimack Pharmaceuticals, Inc. (Merrimack) relating to the development and commercialization of MM-398 (nanoliposomal irinotecan injection), also known as “nal-IRI”. The arrangement includes all potential indications for MM-398 across all markets with the exception of the United States and Taiwan. The first indication being pursued is for the treatment of patients with metastatic pancreatic cancer who were previously treated with gemcitabine-based therapy. In 2014, the Company recognized an R&D charge of $100 million related to the upfront payment. Upon entering into the agreement, the Company had the potential to make future payments of up to $870 million related to the achievement of development, regulatory, and commercial milestones, in addition to royalty payments.

CTI BioPharma Corp.

In November 2013, the Company acquired approximately 16 million shares of CTI BioPharma Corp. (CTI BioPharma), which was formerly named Cell Therapeutics, Inc., common stock for $27 million. The Company also entered into an exclusive worldwide licensing agreement with CTI BioPharma to develop and commercialize pacritinib, a novel investigational JAK2/FLT3 inhibitor with activity against genetic mutations linked to myelofibrosis, leukemia and certain solid tumors. At the time the Company entered into the agreement, pacritinib was in Phase III development for patients with myelofibrosis, a chronic malignant bone marrow disorder. Under the terms of the agreement, the Company gained commercialization rights for all indications of pacritinib outside the United States and the Company and CTI BioPharma will jointly commercialize pacritinib in the United States. The Company can terminate the arrangement at any time if certain defined costs exceed $125 million. The Company may also terminate the agreement for convenience any time after 18 month anniversary of the execution date. CTI BioPharma is responsible for the funding of the majority of development activities as well as the manufacture of the product. In 2013, the Company recognized an R&D charge of $33 million related to an upfront payment. Upon entering into the agreement, the Company had the potential to make future payments of up to $302 million related to the achievement of development, regulatory and commercial milestones, in addition to future royalty payments.

Coherus Biosciences, Inc.

In August 2013, the Company entered into an exclusive license agreement with Coherus Biosciences, Inc. (Coherus) to develop and commercialize a biosimilar to ENBREL® (etanercept) for Europe, Canada, Brazil and certain other markets. The Company also has the right of first refusal to certain other biosimilars in the collaboration. Under the terms of the agreement, Coherus is responsible for the development plan, preparation of regulatory filings, and manufacture of the product, subject to certain cost reimbursement by the Company. The Company can terminate the agreement if certain costs exceed a specific cap. In 2013, the Company recognized an R&D charge of $30 million related to its decision to pursue the development of etanercept. Upon entering into the agreement, the Company had the potential to make future payments of up to $169 million relating to the achievement of development and regulatory milestones, in addition to future royalty payments.

Onconova Therapeutics, Inc.

In July 2012, the Company acquired approximately 3 million shares of preferred stock in Onconova Therapeutics, Inc. (Onconova) for $50 million. Refer to Note 8 for additional information regarding this investment. In September 2012, the Company entered into an exclusive license agreement with Onconova for rigosertib, a novel targeted anticancer compound for the treatment of a group of rare hematologic malignancies called myelodysplastic syndromes and pancreatic cancer. The Company gained commercialization rights for the compound in Europe. Onconova is responsible for the funding of the R&D as well as the manufacture of the product. In 2012, the Company recognized an R&D charge of $50 million related to an upfront payment. Upon entering into the agreement, the Company had the potential to make future payments of up to $783 million related to the achievement of development, regulatory and commercial milestones, in addition to future royalty payments.

Momenta Pharmaceuticals, Inc.

In February 2012, the Company entered into an exclusive license agreement with Momenta Pharmaceuticals, Inc. (Momenta) to develop and commercialize biosimilars. The arrangement includes specified funding by the Company, as well as other responsibilities, relating to development and commercialization activities. In 2012, the Company recognized an R&D charge of $33 million related to an upfront payment. Upon entering into the agreement, the Company had the potential to make future payments of up to approximately $202 million related to the exercise of options to develop additional products and the achievement of technical, development and regulatory milestones for these products, in addition to future royalty payments and potential profit-sharing payments.

Unfunded Contingent Payments

At December 31, 2014, the Company’s unfunded contingent milestone payments associated with all of its collaborative arrangements totaled $2.3 billion. This total excludes any contingent royalty and profit-sharing payments. Based on the Company’s projections, any contingent payments made in the future will be more than offset over time by the estimated net future cash flows relating to the rights acquired for those payments.

Payments to Collaboration Partners

Payments to collaboration partners classified in R&D expenses were $242 million, $80 million and $126 million in 2014, 2013 and 2012, respectively. These payments were comprised of upfront payments of $100 million, $63 million and $113 million in 2014, 2013 and 2012, respectively, and milestone payments of $117 million and $15 million in 2014 and 2013, respectively. The remainder related to R&D cost reimbursements. Payments to collaboration partners classified in cost of sales were not significant in 2014, 2013 and 2012.